UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2010

RadNet, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19019	13-3326724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1510 Cotner Avenue
Los Angeles, California  90025
(Address of Principal Executive Offices) (Zip Code)

(310) 478-7808
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

On April 15, 2010 we acquired the business of the Truxton Medical Group in Bakersfield, California.  The Truxton Medical Group includes four facilities that offer a broad range of services, including MRI, CT, PET/CT, mammography, nuclear medicine, fluoroscopy, ultrasound, X-ray and related procedures.  Consideration for the acquisition was paid in cash plus the issuance of 375,000 shares of RadNet, Inc. common stock.  The shares of common stock are being issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act") under Section 4(2) of the Act.

ITEM 8.01  OTHER EVENTS

On April 16, 2010, the Company issued a press release announcing the acquisition of Truxton Medical Group in Bakersfield, California.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit 99.1 – Press Release, issued by RadNet, Inc. on April 16, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2010	RadNet, Inc.

	By:	/S/ Jeffrey L. Linden
	Name:	Jeffrey L. Linden
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, issued by RadNet, Inc. on April 16, 2010 (this exhibit is furnished and not filed).